Exhibit 10.37

FIRST AMENDMENT

THIS FIRST AMENDMENT (this “Amendment”) dated as of June 23, 2015 to the Credit Agreement referenced below is by and among Fairchild Semiconductor Corporation, a Delaware corporation (the “Borrower”), Fairchild Semiconductor International, Inc., a Delaware corporation (“Holdings”), the other Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and Bank of America, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, a revolving credit facility has been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of September 26, 2014 among the Borrower, Holdings, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Loan Parties and the Required Lenders have agreed to certain modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendment. Clause (c) of the definition of Change in Control in Section 1.01 of the Credit Agreement is amended to read as follows:

(c)	[reserved]; or

3. Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

4. FATCA Representation. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of the Amendment, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Obligations as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

5. Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6. Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that, after giving effect to this Amendment, (a) the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (b) no Default exists.

7. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

8. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

9. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

10. Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

11. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	FAIRCHILD SEMICONDUCTOR CORPORATION,

a Delaware corporation

	By:	/s/Mark S. Frey

	Name:	Mark S. Frey
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:	FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.,

a Delaware corporation

	By:	/s/ Mark S. Frey

	Name:	Mark S. Frey
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

KOTA MICROCIRCUITS, INC., a Colorado corporation

FAIRCHILD ENERGY, LLC, a Maine limited liability company

GIANT SEMICONDUCTOR CORPORATION, a North Carolina corporation

GIANT HOLDINGS, INC., a Delaware corporation

FAIRCHILD SEMICONDUCTOR WEST CORPORATION,

a Delaware corporation
SILICON PATENT HOLDINGS, a California corporation MICRO-OHM CORPORATION, a North Carolina corporation

	By:	/s/ Mark S. Frey
	Name:	Mark S. Frey
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGES CONTINUE]

FIRST AMENDMENT

FAIRCHILD SEMICONDUCTOR CORPORATION

ADMINISTRATIVE

AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Kimberly D. Williams

	Name:	Kimberly D. Williams

	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Jane A. Parker

	Name:	Jane A. Parker

	Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

	By:	/s/ Pablo Pena

	Name:	Pablo Pena

	Title:	Vice President

CITIZENS BANK, N.A.

	By:	/s/ Christopher J. Delauro

	Name:	Christopher J. Delauro

	Title:	Vice President

FIRST AMENDMENT

FAIRCHILD SEMICONDUCTOR CORPORATION

FIFTH THIRD BANK

By:	/s/ Colin Murphy

Name:	Colin Murphy

Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/

Name:

Title:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Justin B. Kelley

Name:	Justin B. Kelly

Title:	Vice President

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION

By:	/s/ Yvette D. Hawkins

Name:	Yvette D. Hawkins

Title:	Vice President

FIRST AMENDMENT

FAIRCHILD SEMICONDUCTOR CORPORATION

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Brian Seipke

Name:	Brian Seipke

Title:	Vice President

BMO HARRIS BANK N.A.

By:	/s/ Michael Kus

Name:	Michael Kus

Title:	Managing Director

THE HUNTINGTON NATIONAL BANK

By:	/s/ Jared Shaner

Name:	Jared Shaner

Title:	Vice President

SANTANDER BANK, N.A.

By:	/s/ Jay L. Massimo

Name:	Jay L. Massimo

Title:	Senior Vice President

FIRST AMENDMENT

FAIRCHILD SEMICONDUCTOR CORPORATION

SUNTRUST BANK

By:	/s/ Min Park

Name:	Min Park

Title:	Vice President

WEBSTER BANK, N.A.

By:	/s/ Raymond C. Hoefling

Name:	Raymond C. Hoefling

Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Karen Byler

Name:	Karen Byler

Title:	Senior Vice President

FIRST AMENDMENT

FAIRCHILD SEMICONDUCTOR CORPORATION